Other Income (Expense), Net - Summary of Other income (expense) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Other Income and Expenses [Abstract]
Loss on issuance of convertible notes	$ 0	$ (26)
Gain on forgiveness of PPP loan	2,515	0
Remeasurement of fair value for debt derivative liability	(3,628)	1,402
Other	40	44
Total other income (expense), net	$ (1,073)	$ 1,420